UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23166

(Investment Company Act File Number)

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

325 North LaSalle Street, Suite 645

Chicago, Illinois 60654

(Address of Principal Executive Offices)

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

325 North LaSalle Street, Suite 645

Chicago, Illinois 60654

(Name and Address of Agent for Service)

(312) 832-1440

(Registrant’s Telephone Number)

Date of Fiscal Year End: June 30

Date of Reporting Period: June 30, 2020

Item 1.	Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.RiverNorth.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-888-848-7569 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.RiverNorth.com.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Table of Contents

Performance Overview	2
Schedule of Investments	5
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Statement of Cash Flows	25
Financial Highlights	26
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	40
Dividend Reinvestment Plan	41
Additional Information	43
Summary of Updated Information Regarding the Fund	45
Directors and Officers	67

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2020 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the "Fund") seeks to achieve its investment objective by allocating its Managed Assets among the two principal investment strategies described below:

Tactical Closed-End Fund Income Strategy (10% - 35% of Managed Assets): This strategy seeks to (i) generate returns through investments in closed-end funds, exchange-traded funds and business development companies (collectively, the “Underlying Funds”) that invest primarily in income-producing securities, and (ii) derive value from the discount and premium spreads associated with closed-end funds.

Opportunistic Income Strategy (65% - 90% of Managed Assets): This strategy seeks to generate attractive risk-adjusted returns through investments in fixed income instruments and other investments, including agency and non-agency residential mortgage-backed and other asset- backed securities, corporate bonds, municipal bonds, and real estate investment trusts. At least 50% of the Managed Assets allocated to this strategy is invested in mortgage-backed securities.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK
DURING THE REPORTING PERIOD?

PERFORMANCE as of June 30, 2020

	Cummulative		Annualized
TOTAL RETURN(1)	6 Months	1 Year	3 Years(3)	Since Inception(2)(3)
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. – NAV(4)	-7.49%	-5.31%	1.09%	2.77%
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. – Market(5)	-8.76%	-6.33%	0.32%	0.92%
Bloomberg Barclays U.S. Aggregate Bond Index(6)	6.14%	8.74%	5.32%	3.96%

(1)	Total returns assume reinvestment of all distributions

(2)	The Fund commenced operations on September 28, 2016.

(3)	Annualized.

(4)	Performance returns are net of management fees and other Fund expenses.

(5)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its net asset value ("NAV").

(6)	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

The total annual expense ratio as a percentage of net assets attributable to common shares as of June 30, 2020 is 1.93% (excluding interest on facility loan payable). Including interest on facility loan payable, the expense ratio is 2.84%.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (844) 569-4750. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2020 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the closing market price (NYSE: OPP) of $20.00 on September 28, 2016 (commencement of operations) and tracking its progress through June 30, 2020.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

TOP TEN HOLDINGS* as of June 30, 2020

% of Net Assets
Legacy Mortgage Asset Trust, 4.25%, 04/25/2059	3.10%
Legacy Mortgage Asset Trust, 4.50%, 11/25/2059	2.87%
Oxford Square Capital Corp., 0.00%, 03/30/2024	2.74%
Fannie Mae REMICS, 0.00%, 07/25/2043	2.74%
Freddie Mac REMICS, 3.00%, 02/15/2047	2.60%
Government National Mortgage Association, 3.50%, 02/20/2047	2.57%
Freddie Mac REMICS, 4.00%, 12/15/2040	2.54%
Fannie Mae REMICS, 3.00%, 04/25/2043	2.41%
CHL GMSR Issuer Trust, 2.92%, 05/25/2023	1.90%
PRPM LLC, 3.97%, 02/25/2023	1.90%
25.37%

*	Holdings are subject to change and exclude short-term investments.

Annual Report | June 30, 2020	3

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Performance Overview	June 30, 2020 (Unaudited)

ASSET ALLOCATION as of June 30, 2020^

^	Holdings are subject to change.

Percentages are based on net assets of the Fund and do not include derivatives.

4	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Shares/Description		Value
CLOSED-END FUNDS - 14.71%(a)
79,732	Ares Dynamic Credit Allocation Fund, Inc.	$951,203
71,108	BlackRock Floating Rate Income Trust	780,766
166,549	BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	1,921,975
174,586	Eaton Vance Limited Duration Income Fund	1,967,584
321,314	Highland Income Fund	2,586,578
307,596	Invesco Dynamic Credit Opportunities Fund	2,737,605
93,167	Invesco High Income Trust II	1,113,346
307,015	Invesco Senior Income Trust	1,062,272
176,211	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	995,592
170,583	NexPoint Credit Strategies Fund	1,794,533
323,830	Nuveen Credit Strategies Income Fund	1,891,167
200,500	PGIM Global High Yield Fund, Inc.	2,550,360
149,243	PGIM High Yield Bond Fund, Inc.	1,974,485
253,693	PIMCO Energy & Tactical Credit Opportunities Fund	1,791,073
82,627	Western Asset Emerging Markets Debt Fund, Inc.	1,017,965
243,042	Western Asset Global High Income Fund, Inc.	2,248,138
409,144	Western Asset High Income Opportunity Fund, Inc.	1,890,245
4,399	Western Asset High Yield Defined Opportunity Fund, Inc.	61,454

TOTAL CLOSED-END FUNDS
(Cost $36,899,599)		29,336,341

BUSINESS DEVELOPMENT COMPANIES - 0.43%(a)
76,988	Bain Capital Specialty Finance, Inc.	853,027

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $845,461)		853,027

COMMON STOCKS - 0.00%(a)(b)
705	McDermott International, Inc.(c)	–

TOTAL COMMON STOCKS
(Cost $0)		–

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES -7.01%(a)
United States - 7.01%
34,347	Capital Southwest Corp.	5.95%	12/15/2022	834,976
235,511	Oxford Square Capital Corp.	6.50%	03/30/2024	5,471,156
78,502	Portman Ridge Finance Corp.	6.13%	09/30/2022	1,891,898
29,898	Stellus Capital Investment Corp.	5.75%	09/15/2022	685,531
131,112	THL Credit, Inc.	6.75%	12/30/2022	3,204,377
48,198	THL Credit, Inc.	6.13%	10/30/2023	1,140,365

See Notes to Financial Statements.

Annual Report | June 30, 2020	5

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Shares/Description		Rate	Maturity	Value
31,195	TriplePoint Venture Growth BDC Corp.	5.75%	07/15/2022	$750,864

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $14,345,949)				13,979,167

Principal Amount/Description		Rate	Maturity	Value
FOREIGN CORPORATE BONDS - 5.22%(a)
Argentina - 0.09%
$150,000	Banco Macro SA(d)(e)	6.75%	11/04/2026	$123,098
80,000	Capex SA(e)	6.88%	05/15/2024	59,292
				182,390
Brazil - 0.51%
250,000	Banco do Brasil SA(d)(e)(f)	6.25%	Perpetual Maturity	220,188
300,000	CSN Islands XII Corp.(e)(f)	7.00%	Perpetual Maturity	223,592
200,000	Nexa Resources SA(g)	6.50%	01/18/2028	203,100
250,000	Oi SA(h)	10.00% (4.00%)	07/27/2025	208,813
200,000	Unigel Luxembourg SA(e)	8.75%	10/01/2026	162,000
				1,017,693
British Virgin Islands - 0.09%
200,000	C10 Capital SPV, Ltd.(d)(e)(f)	3M US L + 4.71%	Perpetual Maturity	185,200

Canada - 0.18%
250,000	Canacol Energy, Ltd.(e)	7.25%	05/03/2025	253,413
250,000	Gran Tierra Energy, Inc.(g)	7.75%	05/23/2027	113,594
				367,007
Cayman Islands - 0.28%
250,000	Banco BTG Pactual SA(d)(e)	7.75%	02/15/2029	252,499
250,000	Banco Mercantil del Norte SA/Grand Cayman(d)(e)(f)	7.63%	Perpetual Maturity	238,910
250,000	Latam Finance, Ltd.(e)(i)	7.00%	03/01/2026	69,375
				560,784
Chile - 0.33%
250,000	AES Gener SA(d)(e)	7.13%	03/26/2079	258,567
200,000	Empresa Electrica Guacolda SA(e)	4.56%	04/30/2025	165,695
250,000	Geopark, Ltd.(e)	6.50%	09/21/2024	230,761
				655,023
China - 0.42%
200,000	Agile Group Holdings, Ltd.(d)(f)	6.88%	Perpetual Maturity	193,492
200,000	Central China Real Estate, Ltd.	7.25%	07/16/2024	193,225

See Notes to Financial Statements.

6	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$250,000	CIFI Holdings Group Co., Ltd.(d)(f)	5.38%	Perpetual Maturity	$244,678
200,000	Yuzhou Properties Co., Ltd.	8.30%	05/27/2025	198,499
				829,894
Colombia - 0.33%
200,000	Credivalores-Crediservicios SAS(g)	8.88%	02/07/2025	159,500
250,000	Gilex Holding Sarl(e)	8.50%	05/02/2023	246,788
259,000	Tecnoglass, Inc.(e)	8.20%	01/31/2022	252,658
				658,946
Dominican Republic - 0.11%
250,000	Aeropuertos Dominicanos Siglo XXI SA(e)	6.75%	03/30/2029	226,315

Great Britain -0.09%
250,000	Vedanta Resources Finance II PLC(g)	9.25%	04/23/2026	178,250

Hong Kong - 0.09%
200,000	RKP Overseas Finance, Ltd.(f)	7.95%	Perpetual Maturity	182,857

India - 0.12%
250,000	Network i2i, Ltd.(d)(f)(g)	5.65%	Perpetual Maturity	243,250

Indonesia - 0.21%
200,000	Bayan Resources Tbk PT(e)	6.13%	01/24/2023	188,391
226,750	Star Energy Geothermal Wayang Windu, Ltd.(e)	6.75%	04/24/2033	236,657
				425,048
Ireland - 0.13%
250,000	C&W Senior Financing DAC(e)	6.88%	09/15/2027	248,349

Luxembourg -0.10%
200,000	JSL Europe SA(e)	7.75%	07/26/2024	198,500

Mauritius - 0.09%
200,000	UPL Corp., Ltd.(d)(f)	5.25%	Perpetual Maturity	182,500

Mexico - 0.89%
300,000	Alpha Holding SA de CV(g)	9.00%	02/10/2025	268,499
200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(d)(f)	8.50%	Perpetual Maturity	192,706
200,000	Braskem Idesa SAPI(g)	7.45%	11/15/2029	187,562

See Notes to Financial Statements.

Annual Report | June 30, 2020	7

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$250,000	Credito Real SAB de CV SOFOM ER(d)(e)(f)	9.13%	Perpetual Maturity	$214,500
258,531	Fermaca Enterprises S RL(e)	6.38%	03/30/2038	275,981
250,000	Mexarrend SAPI de CV(g)	10.25%	07/24/2024	213,438
200,000	Operadora de Servicios Mega SA de CV Sofom ER(g)	8.25%	02/11/2025	185,775
200,000	TV Azteca SAB de CV	8.25%	08/09/2024	88,229
250,000	Unifin Financiera SAB de CV(d)(e)(f)	8.88%	Perpetual Maturity	164,378
				1,791,068
Netherlands - 0.51%
250,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad It(e)	7.95%	05/11/2026	253,750
200,000	Braskem Netherlands Finance BV(e)	5.88%	01/31/2050	176,550
142,500	Indo Energy Finance II BV(e)	6.38%	01/24/2023	133,893
200,000	Metinvest BV(e)	7.75%	10/17/2029	187,823
250,000	Petrobras Global Finance BV	6.90%	03/19/2049	263,875
				1,015,891
Peru - 0.30%
150,000	Camposol SA(g)	6.00%	02/03/2027	147,669
250,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru(e)	6.38%	06/01/2028	243,750
300,000	Peru LNG Srl(e)	5.38%	03/22/2030	236,943
				628,362
Singapore - 0.12%
250,000	Medco Oak Tree Pte, Ltd.(e)	7.38%	05/14/2026	233,548

Spain - 0.13%
250,000	AI Candelaria Spain SLU(e)	7.50%	12/15/2028	253,390

Switzerland - 0.10%
200,000	Walnut Bidco PLC(e)	9.13%	08/01/2024	204,432

TOTAL FOREIGN CORPORATE BONDS
(Cost $11,047,265)				10,468,697

U.S. CORPORATE BONDS - 2.14%(a)
Agriculture - 0.06%
125,000	Pyxus International, Inc.(g)(i)	8.50%	04/15/2021	120,625
Chemicals - 0.23%
260,000	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.(g)	9.00%	07/01/2028	271,700

See Notes to Financial Statements.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$200,000	Sasol Financing USA LLC	5.88%	03/27/2024	$179,000
				450,700
Computers -0.25%
175,000	Dell International LLC / EMC Corp.(g)	6.10%	07/15/2027	202,425
305,000	Flexential Intermediate Corp.(g)	11.25%	08/01/2024	304,428
				506,853
Healthcare-Products - 0.10%
45,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA(g)	7.38%	06/01/2025	45,816
145,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA(g)	7.25%	02/01/2028	147,752
				193,568
Healthcare-Services - 0.15%
305,000	Radiology Partners, Inc.(g)	9.25%	02/01/2028	288,225
Investment Companies - 1.00%
2,000,000	Bain Capital Specialty Finance, Inc.(j)(k)	8.50%	06/10/2023	1,991,000
Mining - 0.05%
100,000	Freeport-McMoRan, Inc.	5.45%	03/15/2043	98,339
Oil & Gas - 0.16%
250,000	Kosmos Energy, Ltd.(e)	7.13%	04/04/2026	220,585
85,000	PBF Holding Co. LLC / PBF Finance Corp.(g)	9.25%	05/15/2025	90,897
				311,482
Telecommunications - 0.14%
435,000	Intelsat Jackson Holdings SA(g)(i)	8.50%	10/15/2024	262,933

TOTAL U.S. CORPORATE BONDS
(Cost $4,281,696)				4,223,725

CONVERTIBLE CORPORATE BONDS -2.78%(a)
$1,724,093	BlackRock Capital Investment Corp.	5.00%	06/15/2022	$1,520,909
997,837	BlackRock TCP Capital Corp.	4.63%	03/01/2022	977,904
500,000	Goldman Sachs BDC, Inc.	4.50%	04/01/2022	497,500
500,000	Hercules Capital, Inc.	4.38%	02/01/2022	488,380
1,648,448	New Mountain Finance Corp.	5.75%	08/15/2023	1,551,601
500,000	Sixth Street Specialty Lending, Inc.	4.50%	08/01/2022	504,565

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $5,096,698)				5,540,859

See Notes to Financial Statements.

Annual Report | June 30, 2020	9

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Principal Amount/Description		Rate	Maturity	Value
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 0.22%(a)
$250,000	Dominican Republic International Bond(g)	6.40%	06/05/2049	$230,000
200,000	Mexico Government International Bond	5.00%	04/27/2051	216,200

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES
(Cost $439,430)				446,200

BANK LOANS - 3.45%(a)(d)
Canada - 0.22%
290,000	Kronos Acquisition Intermediate, Inc., First Lien - Initial Term Loan	2M US L + 4.00%, 1.00% Floor	05/15/2023	277,114
169,565	Titan Acquisition, Ltd., First Lien - Initial Term Loan	3M US L + 3.00%	03/28/2025	155,789
				432,903
Ireland - 0.08%
173,650	ION Trading Technologies S.A.R.L.,First Lien - 2018 Initial Dollar Term Loan	3M US L + 4.00%, 1.00% Floor	11/21/2024	167,882

Luxembourg -0.08%
238,200	Travelport Finance Luxembourg Sarl, First Lien - Initial Term Loan	3M US L + 5.00%	05/29/2026	158,890

United States - 3.07%
519,795	Air Methods Corp., First Lien -Initial Term Loan	3M US L + 3.50%, 1.00% Floor	04/22/2024	431,321
569,246	American Tire Distributors, Inc., First Lien - Initial Term Loan	1M US L + 7.50%, 1.00% Floor	09/02/2024	380,581
230,000	Avaya, Inc., First Lien -Tranche B Term Loan	1M US L + 4.25%	12/15/2024	213,095
473,228	BI-LO LLC, First Lien -Initial Term Loan(l)	3M US L + 8.00%, 1.00% Floor	05/31/2024	471,058
249,479	Castle US Holding Corp., First Lien - Initial Dollar Term Loan	3M US L + 3.75%	01/29/2027	228,898
321,649	Cengage Learning, Inc., First Lien - 2016 Refinancing Term Loan	3M US L + 4.25%, 1.00% Floor	06/07/2023	262,144
242,791	Cvent, Inc., First Lien Term Loan	1M US L + 3.75%	11/29/2024	210,621
212,378	Cyxtera DC Holdings, Inc., First Lien - Initial Term Loan	3M US L + 3.00%, 1.00% Floor	05/01/2024	163,243
49,167	Dhanani Group, Inc., First Lien Term Loan	1M US L + 3.75%	07/20/2025	45,787

See Notes to Financial Statements.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$119,084	Global Medical Response, Inc., First Lien - 2018 New Term Loan	3M US L + 4.25%, 1.00% Floor	03/14/2025	$114,246
199,000	Granite US Holdings Corp., First Lien - B Term Loan	3M US L + 5.25%	09/30/2026	175,120
514,785	Gulf Finance LLC, First Lien -Tranche B Term Loan	1M US L + 5.25%, 1.00% Floor	08/25/2023	336,754
113,993	Klockner Pentaplast of America, Inc., First Lien - Dollar Term Loan	3M US L + 4.25%, 1.00% Floor	06/30/2022	107,316
128,700	Lower Cadence Holdings LLC, First Lien - Initial Term Loan	1M US L + 4.00%	05/22/2026	115,187
188,987	McDermott International, Inc., First Lien Term Loan	3M US L + 6.00%	05/09/2025	69,336
19,660	McDermott Technology , Inc., First Lien - Facility (Superpriority DIP)Term Loan	3M US L + 9.00%, 1.00% Floor	10/21/2020	19,591
47,554	McDermott Technology Americas, Inc., First Lien - Refinanced Term Loan	3M US L + 9.00%, 1.00% Floor	10/21/2020	47,387
371,241	Minotaur Acquisition, Inc., First Lien - B Term Loan	1M US L + 5.00%	03/27/2026	344,944
209,043	Misys, Ltd., First Lien -Dollar Term Loan	3M US L + 3.50%, 1.00% Floor	06/13/2024	183,720
445,000	Mitchell International, Inc., Second Lien - Initial Term Loan	1M US L + 7.25%	12/01/2025	398,275
204,425	MLN US HoldCo LLC, First Lien -B Term Loan	1M US L + 4.50%	11/30/2025	168,779
406,765	MPH Acquisition Holdings LLC, First Lien - Initial Term Loan	3M US L + 2.75%, 1.00% Floor	06/07/2023	387,894
441,594	Peak 10 Holding Corp., First Lien - Initial Term Loan	3M US L + 3.50%	08/01/2024	357,139
215,778	Radiology Partners, Inc., First Lien - B Term Loan	3M US L + 4.25%	07/09/2025	201,599
228,253	Solenis Holdings LLC, First Lien - Initial Dollar Term Loan	3M US L + 4.00%	06/26/2025	220,170
90,000	Solenis Holdings LLC, Second Lien - Initial Term Loan	3M US L + 8.50%	06/26/2026	78,728
387,000	Team Health Holdings, Inc., First Lien - Initial Term Loan	1M US L + 2.75%, 1.00% Floor	02/06/2024	298,959
100,000	TIBCO Software, Inc., Second Lien	1M US L + 7.25%	03/03/2028	96,938
				6,128,830

TOTAL BANK LOANS
(Cost $7,626,904)				6,888,505

See Notes to Financial Statements.

Annual Report | June 30, 2020	11

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Principal Amount/Description		Rate	Maturity	Value
COLLATERALIZED LOAN OBLIGATIONS -3.84%(a)
	Apidos CLO XXI
$500,000	Series 2018-21A(d)(g)	3M US L + 8.25%	07/18/2027	$332,322
	Apidos CLO XXIV
500,000	Series 2018-24A(d)(g)	3M US L + 5.80%	10/20/2030	403,635
	Apidos CLO XXXII
500,000	Series 2020-32A(d)(g)	3M US L + 6.75%	01/20/2033	458,368
	Apres Static CLO 2, Ltd.
500,000	Series 2020-1A(d)(g)	3M US L + 4.85%	04/15/2028	487,630
	Barings CLO, Ltd.
500,000	Series 2018-4A(d)(g)	3M US L + 5.82%	10/15/2030	432,268
	Canyon Capital CLO, Ltd.
500,000	Series 2018-1A(d)(g)	3M US L + 5.75%	07/15/2031	429,252
	Carlyle Global Market Strategies CLO, Ltd.
500,000	Series 2017-3A(d)(g)	3M US L + 5.50%	10/15/2030	380,381
508,509	Series 2018-2RA(d)(g)	3M US L + 5.35%	05/15/2031	378,902
	Chenango Park CLO, Ltd.
500,000	Series 2018-1A(d)(g)	3M US L + 5.80%	04/15/2030	433,675
	Dorchester Park CLO DAC
500,000	Series 2018-1A(d)(g)	3M US L + 5.00%	04/20/2028	440,268
	Fillmore Park CLO, Ltd.
500,000	Series 2018-1A(d)(g)	3M US L + 5.40%	07/15/2030	433,359
	Goldentree Loan Management US Clo 3, Ltd.
500,000	Series 2018-3A(d)(g)	3M US L + 2.85%	04/20/2030	463,905
	Myers Park CLO, Ltd.
500,000	Series 2018-1A(d)(g)	3M US L + 5.50%	10/20/2030	430,210
	Neuberger Berman CLO XXIII, Ltd.
500,000	Series 2018-23A(d)(g)	3M US L + 5.75%	10/17/2027	460,668
	THL Credit Wind River CLO, Ltd.
500,000	Series 2018-2A(d)(g)	3M US L + 5.75%	07/15/2030	419,740
	Voya CLO, Ltd.
500,000	Series 2018-2A(d)(g)	3M US L + 5.25%	07/15/2031	421,400
500,000	Series 2018-4A(d)(g)	3M US L + 5.95%	07/14/2031	427,010
	Webster Park CLO, Ltd.
500,000	Series 2018-1A(d)(g)	3M US L + 5.50%	07/20/2030	427,519

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $8,849,879)				7,660,512

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -28.88%(a)
	AmeriHome GMSR Issuer Trust
2,500,000	Series 2019-GT1(g)	4.68%	11/25/2026	1,975,633

See Notes to Financial Statements.

12	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	AREIT Trust
$538,000	Series 2019-CRE3(d)(g)	1M US L + 2.65%	07/14/2022	$473,577
	Atrium Hotel Portfolio Trust
433,000	Series 2018-ATRM(d)(g)	1M US L + 3.40%	06/15/2021	331,231
	Atrium XIII
500,000	Series 2017-13A(d)(g)	3M US L + 6.05%	11/21/2030	432,212
	Atrium XIV LLC
500,000	Series 2018-14A(d)(g)	3M US L + 5.65%	08/23/2030	438,890
	BAMLL Commercial Mortgage Securities Trust
730,000	Series 2019-AHT(d)(g)	2.68%	03/15/2021	634,758
	Bancorp Commercial Mortgage Trust
631,000	Series 2019-CRE5(d)(g)	1M US L + 2.35%	02/15/2022	560,192
	BBCMS Trust
682,000	Series 2018-CBM(d)(g)	1M US L + 3.55%	07/15/2020	556,535
	BB-UBS Trust
500,000	Series 2012-TFT(d)(g)	3.68%	06/05/2030	373,674
	Benchmark 2018-B4 Mortgage Trust
498,000	Series 2018-B4(d)(g)	2.96%	07/15/2028	329,926
	BF Mortgage Trust
315,000	Series 2019-NYT(d)(g)	1M US L + 3.00%	12/15/2020	274,477
	BFLD
326,000	Series 2019-DPLO(d)(g)	1M US L + 3.19%	10/15/2021	239,197
	Blackbird Capital Aircraft Lease Securitization, Ltd.
2,406,250	Series 2016-1A(g)(m)	5.68%	12/15/2024	1,577,764
	BX Commercial Mortgage Trust
321,000	Series 2019-IMC(d)(g)	1M US L + 1.90%	04/15/2021	287,442
	BX Trust
300,000	Series 2019-MMP(d)(g)	1M US L + 2.79%	08/15/2021	280,561
325,000	Series 2019-OC11(d)(g)	4.08%	12/09/2029	288,746
	Carbon Capital VI Commercial Mortgage Trust
316,000	Series 2019-FL2(d)(g)	1M US L + 2.85%	11/15/2021	272,349
	Castlelake Aircraft Securitization Trust
364,605	Series 2018-1(g)	6.63%	06/15/2025	230,152
	Castlelake Aircraft Structured Trust
1,250,000	Series 2019-1A(g)	0.00%	04/15/2039	495,947
	CIM Trust
3,720,000	Series 2016-3RR B2(d)(g)	12.06%	01/27/2057	3,549,996

See Notes to Financial Statements.

Annual Report | June 30, 2020	13

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	Citigroup Commercial Mortgage Trust
$196,000	Series 2015-GC27(d)(g)	4.57%	01/10/2025	$129,665
138,000	Series 2016-GC36(g)	2.85%	01/10/2026	87,606
319,000	Series 2018-TBR(d)(g)	1M US L + 3.65%	12/15/2036	259,282
375,000	Series 2020-555(g)	3.62%	12/10/2029	243,358
	Citigroup COmmercial Mortgage Trust 2019-SMRT
320,000	Series 2019-SMRT(d)(g)	4.90%	01/10/2024	321,476
	CLNC 2019-FL1, Ltd.
326,000	Series 2019-FL1(d)(g)	1M US L + 1.55%	12/19/2025	296,659
	COMM Mortgage Trust
878,000	Series 2018-HCLV(d)(g)	1M US L + 2.18%	09/15/2020	796,835
	Commercial Mortgage Pass-Through Certificates
286,000	Series 2015-CR25(d)	4.69%	08/10/2025	268,034
	Commercial Mortgage Trust
500,000	Series 2012-CR4(d)(g)	4.75%	11/15/2022	148,625
	CSAIL 2016-C6 Commercial Mortgage Trust
428,000	Series 2016-C6(d)(g)	5.09%	05/15/2026	318,872
	DBGS 2018-BIOD Mortgage Trust
269,160	Series 2018-BIOD(d)(g)	1M US L + 2.00%	05/15/2035	250,238
	DBJPM 16-C1 Mortgage Trust
416,000	Series 2016-C1(d)	3.50%	03/10/2026	368,879
	Dryden 37 Senior Loan Fund
500,000	Series 2017-37A(d)(g)	3M US L + 5.15%	01/15/2031	408,595
	Dryden 38 Senior Loan Fund
500,000	Series 2018-38A(d)(g)	3M US L + 5.60%	07/15/2030	416,586
	Dryden 40 Senior Loan Fund
500,000	Series 2018-40A(d)(g)	3M US L + 5.75%	08/15/2031	422,411
	Fontainebleau Miami Beach Trust
660,000	Series 2019-FBLU(d)(g)	4.10%	12/10/2024	491,983
	FREMF Mortgage Trust
94,504	Series 2016-KF22(d)(g)	1M US L + 5.05%	07/25/2023	94,983
	Government National Mortgage Association
13,500,452	Series 2013-155(d)(n)	0.20%	09/16/2053	138,045
	GPMT, Ltd.
999,000	Series 2018-FL1(d)(g)	1M US L + 2.95%	04/19/2021	814,091
	Great Wolf Trust
1,100,000	Series 2019-WOLF(d)(g)	1M US L + 3.13%	12/15/2024	937,420
	GS Mortgage Securities Trust
1,776,000	Series 2014-GC26(d)(g)	4.66%	11/10/2047	1,130,201

See Notes to Financial Statements.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$655,000	Series 2018-TWR(d)(g)	1M US L + 3.92%	07/15/2021	$571,424
	Hawaii Hotel Trust
230,000	Series 2019-MAUI(d)(g)	1M US L + 2.75%	05/15/2021	191,572
	Highbridge Loan Management, Ltd.
500,000	Series 2018-2015(d)(g)	3M US L + 5.10%	02/05/2031	409,595
	HPLY Trust
188,506	Series 2019-HIT(d)(g)	1M US L + 3.90%	11/15/2021	136,754
	InSite Issuer LLC
3,000,000	Series 2016-1A(g)	6.41%	11/15/2046	3,005,897
	J.P. Morgan Chase Commercial Mortgage Securities Trust
500,000	Series 2016-WIKI(d)(g)	4.01%	10/05/2021	430,039
	JP Morgan BB Commercial Mortgage Securities Trust
1,062,000	Series 2014-C23(d)(g)	3.36%	10/15/2024	642,576
632,000	Series 2015-C27(d)(g)	3.95%	02/15/2025	496,747
290,000	Series 2015-C28	3.99%	03/15/2025	274,053
	JP Morgan Chase Commercial Mortgage Securities Trust
104,652	Series 2006-LDP9	5.34%	05/15/2047	81,374
411,000	Series 2011-C3(d)(g)	5.85%	03/15/2021	156,839
320,000	Series 2019-MFP(d)(g)	1M US L + 3.00%	07/15/2021	288,371
109,000	Series 2019-UES(g)	4.34%	05/05/2024	109,700
525,000	Series 2019-UES(d)(g)	4.45%	05/05/2024	458,298
	JPMBB Commercial Mortgage Securities Trust
9,475,000	Series 2013-C14(d)(g)(n)	1.26%	08/15/2023	288,637
	LCM Loan Income Fund I Income Note Issuer, Ltd.
500,000	Series 2018-27A(d)(g)	3M US L + 5.60%	07/16/2031	415,534
	LCM XIV LP
500,000	Series 2018-14A(d)(g)	3M US L + 5.50%	07/20/2031	349,001
	LCM XVII LP
500,000	Series 2018-17A(d)(g)	3M US L + 6.00%	10/15/2031	363,147
	Legacy Mortgage Asset Trust
6,200,000	Series 2019-GS3(g)(m)	4.25%	04/25/2059	6,189,328
	Mello Warehouse Securitization Trust
3,000,000	Series 2019-1(d)(g)	1M US L + 5.50%	05/14/2021	2,947,184
	MFT Trust 2020-ABC
365,000	Series 2020-ABC(d)(g)	3.48%	02/10/2030	315,103
	Morgan Stanley Capital Barclays Bank Trust 2016-MART
302,000	Series 2016-MART(g)	3.31%	09/13/2021	286,223

See Notes to Financial Statements.

Annual Report | June 30, 2020	15

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	Morgan Stanley Capital I Trust
$363,000	Series 2007-IQ15(d)(g)	6.34%	06/11/2049	$351,298
330,000	Series 2017-ASHF(d)(g)	1M US L + 4.35%	11/15/2034	215,836
350,000	Series 2018-SUN(d)(g)	1M US L + 3.05%	07/15/2020	296,682
	Mosaic Solar Loan Trust 2020-1
2,900,000	Series 2020-1A(g)	0.00%	04/20/2046	999,257
	New Century Home Equity Loan Trust
2,107,970	Series 2006-1(d)	1M US L + 0.18%	05/25/2036	1,913,264
	Octagon Investment Partners 26, Ltd.
500,000	Series 2018-1A(d)(g)	3M US L + 8.09%	07/15/2030	337,872
	Octagon Investment Partners 29, Ltd.
500,000	Series 2020-1A(d)(g)	3M US L + 7.25%	01/24/2033	459,446
	Octagon Investment Partners 45, Ltd.
500,000	Series 2019-1A(d)(g)	3M US L + 7.69%	10/15/2032	494,407
	Octagon Investment Partners XVI, Ltd.
500,000	Series 2018-1A(d)(g)	3M US L + 5.75%	07/17/2030	422,451
	Octagon Investment Partners XXI, Ltd.
500,000	Series 2019-1A(d)(g)	3M US L + 7.00%	02/14/2031	457,231
	Octagon Investment Partners XXII, Ltd.
500,000	Series 2018-1A(d)(g)	3M US L + 1.90%	01/22/2030	468,177
	One Market Plaza Trust
319,000	Series 2017-1MKT(g)	4.14%	02/10/2024	317,516
	PR Mortgage Loan Trust
2,253,208	Series 2014-1(d)(g)	5.91%	09/25/2047	2,200,562
	Prosper Marketplace Issuance Trust Series 2018-1
397,512	Series 2018-1A(g)	4.87%	06/17/2024	396,664
	PRPM LLC
4,000,000	Series 2020-1A(g)(m)	3.97%	02/25/2023	3,784,028
	RMAT LLC
664,497	Series 2015-PR2(g)(m)	9.85%	11/25/2035	661,538
	SoFi Professional Loan Program Trust
20,000	Series 2020-A(g)	0.00%	05/15/2046	1,041,786
	SoFi Professional Loan Program, LLC
28,380	Series 2019-B(g)	0.00%	08/17/2048	920,740
	Trimaran CAVU, Ltd.
500,000	Series 2019-2A(d)(g)	3M US L + 4.72%	11/26/2032	491,990

See Notes to Financial Statements.

16	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	UBS-Barclays Commercial Mortgage Trust
$333,000	Series 2013-C5(d)(g)	4.24%	02/10/2023	$143,265
	VMC Finance LLC
458,014	Series 2019-FL3(d)(g)	1M US L + 2.65%	09/15/2036	410,222
	WAVE LLC
473,742	Series 2019-1(g)	6.41%	09/15/2027	245,076
	Wells Fargo Commercial Mortgage Trust
332,000	Series 2016-C33(g)	3.12%	03/15/2059	233,305

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $65,743,228)				57,617,112

U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES - 59.36%(a)
	Alternative Loan Trust
816,273	Series 2005-48T1	5.50%	11/25/2035	671,589
653,320	Series 2005-63(d)	3.76%	12/25/2035	620,353
2,750,469	Series 2005-64CB	5.50%	12/25/2035	2,425,866
1,216,769	Series 2006-26CB	6.50%	09/25/2036	901,811
2,729,891	Series 2007-14T2	6.00%	07/25/2037	1,985,222
2,272,510	Series 2007-16CB	6.25%	08/25/2037	1,794,967
2,521,178	Series 2007-2CB	5.75%	03/25/2037	1,902,784
	Banc of America Funding Trust
2,201,004	Series 2006-D(d)	3.29%	05/20/2036	1,869,175
	Banc of America Mortgage Trust
1,707,850	Series 2007-3	6.00%	09/25/2037	1,680,188
	Bear Stearns ALT-A Trust
1,766,512	Series 2005-10(d)	3.52%	01/25/2036	1,635,094
	Bear Stearns ARM Trust
1,262,395	Series 2006-2(d)	3.51%	07/25/2036	1,162,159
	Chase Mortgage Finance Trust Series
3,303,056	Series 2007-S4(d)	1M US L + 0.60%	06/25/2037	1,154,413
	ChaseFlex Trust Series 2007-1
2,695,806	Series 2007-1	6.50%	02/25/2037	1,508,120
	CHL GMSR Issuer Trust
3,930,000	Series 2018-GT1(d)(g)	1M US L + 2.75%	05/25/2023	3,795,900
	CHL Mortgage Pass-Through Trust
1,950,088	Series 2005-HYB1(d)	1M US L + 0.60%	03/25/2035	1,787,024
2,377,054	Series 2007-9	5.75%	07/25/2037	1,861,879
2,065,879	Series 2007-HYB1(d)	3.24%	03/25/2037	1,852,448
	Citigroup Mortgage Loan Trust
857,396	Series 2007-AR5(d)	4.03%	04/25/2037	787,461

See Notes to Financial Statements.

Annual Report | June 30, 2020	17

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	Citigroup Mortgage Loan Trust, Inc.
$1,754,718	Series 2005-5(d)	3.51%	10/25/2035	$1,228,295
	CSFB Mortgage-Backed Pass-Through Certificates
1,027,985	Series 2005-9	5.50%	10/25/2035	793,591
	CSMC Mortgage-Backed Trust
1,999,814	Series 2006-7	6.75%	08/25/2036	1,591,114
2,095,805	Series 2007-1	6.00%	02/25/2037	1,750,335
	Fannie Mae REMICS
3,911,390	Series 2011-101(d)	5.90% - 1M US L	10/25/2041	724,154
3,569,193	Series 2011-124(d)(n)	6.50% - 1M US L	12/25/2041	745,450
4,054,232	Series 2012-20(d)(n)	6.45% - 1M US L	03/25/2042	746,592
6,000,000	Series 2013-109(o)	0.00%	07/25/2043	5,456,931
4,349,198	Series 2013-36	3.00%	04/25/2043	4,800,790
2,992,371	Series 2014-38	3.00%	09/25/2043	3,100,026
1,130,548	Series 2016-26(d)	7.62% - 1M US L	11/25/2042	1,321,231
	Federal Home Loan Mortgage Corp. REMICS
2,272,941	Series 2013-4170(d)	4.05% - 1M US L	01/15/2033	2,377,843
	First Horizon Alternative Mortgage Securities Trust
655,600	Series 2005-AA8(d)	3.30%	10/25/2035	593,626
	FMC GMSR Issuer Trust
3,000,000	Series 2019-GT1(d)(g)	5.66%	05/25/2024	2,429,456
	Freddie Mac REMICS
4,384,082	Series 2010-3770	4.00%	12/15/2040	5,074,670
6,696,711	Series 2011-3966(d)(n)	5.90% - 1M US L	12/15/2041	1,150,269
3,441,432	Series 2016-4605	3.00%	08/15/2046	3,465,602
4,972,649	Series 2017-4657	3.00%	02/15/2047	5,192,353
	Government National Mortgage Association
4,695,622	Series 2017-17	3.50%	02/20/2047	5,125,525
7,670,658	Series 2020-47(d)(n)	6.00% - 1M US L	05/20/2044	1,462,356
17,219,853	Series 2020-47(d)	5.37% - 1M US L	07/20/2044	2,973,352
	IndyMac INDX Mortgage Loan Trust
1,237,532	Series 2004-AR4(d)	3.65%	08/25/2034	1,211,402
2,568,252	Series 2007-FLX6(d)	1M US L + 0.25%	09/25/2037	2,109,072
	Legacy Mortgage Asset Trust
5,900,000	Series 2019-GS7(g)(m)	4.50%	11/25/2059	5,730,341
	Luminent Mortgage Trust
1,857,449	Series 2006-3(d)	1M US L + 0.20%	05/25/2036	1,687,103
1,633,902	Series 2006-3(d)	1M US L + 0.21%	05/25/2036	1,498,237

See Notes to Financial Statements.

18	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	Nomura Asset Acceptance Corp. Alternative Loan Trust
$2,080,386	Series 2005-AP3(m)	5.69%	08/25/2035	$1,300,933
8,774,363	Series 2006-AR1(d)	1M US L + 0.54%	02/25/2036	2,420,650
	RALI Series Trust
1,806,802	Series 2007-QA5(d)	5.95%	09/25/2037	1,539,594
	Residential Asset Securitization Trust
2,552,785	Series 2005-A15	5.75%	02/25/2036	1,608,941
2,392,717	Series 2007-A5	6.00%	05/25/2037	1,935,898
	RFMSI Trust
1,277,569	Series 2005-SA2(d)	3.76%	06/25/2035	1,040,723
2,792,788	Series 2006-S8	6.00%	09/25/2036	2,578,882
	Spruce Hill Mortgage Loan Trust 2020-SH1
1,936,000	Series 2020-SH1(d)(g)	4.68%	01/28/2050	1,726,202
	Structured Adjustable Rate Mortgage Loan Trust
945,824	Series 2005-22(d)	4.03%	12/25/2035	884,137
2,205,634	Series 2007-8(d)	4.09%	09/25/2037	2,057,967
	Structured Asset Mortgage Investments II Trust
634,152	Series 2005-AR7(d)	2.55%	03/25/2046	628,117
	WaMu Mortgage Pass-Through Certificates Trust
1,503,528	Series 2006-AR10(d)	3.86%	08/25/2046	1,357,240
1,403,673	Series 2006-AR6(d)	3.57%	08/25/2036	1,236,548
1,670,320	Series 2007-HY3(d)	3.58%	03/25/2037	1,551,402
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
1,541,318	Series 2005-8	5.50%	10/25/2035	1,532,947
1,286,809	Series 2006-2	6.00%	03/25/2036	1,295,229

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES
(Cost $123,172,136)				118,431,579

Shares/Description		Value
SHORT-TERM INVESTMENTS - 4.12%(a)
Money Market Fund - 4.12%
8,218,880	State Street Institutional Trust (7 Day Yield 0.12%)(p)	8,218,880

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,218,880)		8,218,880

See Notes to Financial Statements.

Annual Report | June 30, 2020	19

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

Shares/Description	Value
TOTAL INVESTMENTS - 132.16%
(Cost $286,567,125)	$263,664,604
LIABILITIES IN EXCESS OF OTHER ASSETS -(32.16)%	(64,155,042)
NET ASSETS - 100.00%	$199,509,562

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2020 was 0.16%

2M US L - 2 Month LIBOR as of June 30, 2020 was 0.23%

3M US L - 3 Month LIBOR as of June 30, 2020 was 0.30%

(a)	All or a portion of the security has been pledged as collateral in connection with an open credit agreement. At June 30, 2020, the value of securities pledged amounted to $263,664,604, which represents approximately 132.16% of net assets.
(b)	Less than 0.005%.
(c)	Non-income producing security.
(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Directors (The “Board”). As of June 30, 2020, the aggregate fair value of those securities was $6,839,771, representing 3.43% of net assets.
(f)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Directors and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $79,781,312, which represents approximately 39.99% of net assets as of June 30, 2020.
(h)	Pay-in-kind securities. Rate paid in-kind is shown in parenthesis.
(i)	Security is currently in default.
(j)	The Level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(k)	Private placement security.
(l)	All or a portion of this position has not settled as of June 30, 2020. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the Euro Interbank Offered Rate (“EURIBOR” or “E”) or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.

See Notes to Financial Statements.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Schedule of Investments	June 30, 2020

(m)	Step up bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2020.
(n)	Interest only securities.
(o)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(p)	Seven-day yield as of June 30, 2020.

See Notes to Financial Statements.

Annual Report | June 30, 2020	21

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Assets and Liabilities	June 30, 2020

ASSETS:
Investment in securities:
At cost	$286,567,125
At value	$263,664,604
Cash	99,217
Interest receivable	1,260,458
Dividends receivable	233,113
Prepaid offering costs	152,972
Receivable for fund investments sold	127,372
Prepaid expenses and other assets	31,666
Total Assets	265,569,402
LIABILITIES:
Facility loan payable	65,500,000
Interest payable on facility loan	20,728
Facility loan fee payable	41,246
Payable for fund investments purchased	125,000
Payable to Adviser	215,766
Payable for fund accounting and administration fees	64,431
Payable for shareholder servicing	21,577
Payable for custodian fees	6,861
Payable for audit fees	25,000
Payable to transfer agent	3,750
Payable to Compliance fees	2,083
Other accrued expenses	33,398
Total Liabilities	66,059,840
Net Assets	$199,509,562
NET ASSETS CONSIST OF:
Paid-in capital	$226,593,885
Total distributable earnings/(accumulated deficit)	(27,084,323)
Net Assets	$199,509,562
PRICING OF SHARES:
Net Assets	$199,509,562
Shares of common stock outstanding
(unlimited number of shares, $0.0001 par value)	13,384,868
Net Asset Value Per Share	$14.91

See Notes to Financial Statements.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Operations	For the Year Ended June 30, 2020

INVESTMENT INCOME:
Dividend income	$3,928,632
Interest income	13,505,540
Total Investment Income	17,434,172

EXPENSES:
Investment Adviser fee	2,740,979
Interest expense on facility loan	1,855,950
Accounting and administration fee	410,506
Shareholder servicing expenses	151,180
Director expenses	118,806
Facility loan fee	117,635
Printing expenses	112,169
Legal expenses	93,294
Compliance expense	40,179
SEC expense	36,264
Audit expenses	28,251
Custodian expenses	22,521
Transfer agent expenses	13,125
Listing expense	6,129
Insurance expenses	4,395
Miscellaneous expenses	28,408
Total Expenses	5,779,791
Net Investment Income	11,654,381

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(652,168)
Net realized loss	(652,168)
Net change in unrealized appreciation/depreciation on:
Investments	(22,451,326)
Net change in unrealized appreciation/depreciation	(22,451,326)
Net Realized and Unrealized Loss on Investments	(23,103,494)
Net Decrease in Net Assets Resulting from Operations	$(11,449,113)

See Notes to Financial Statements.

Annual Report | June 30, 2020	23

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,654,381	$10,300,601
Net realized gain/(loss) on investments and long-term capital gains from other investment companies	(652,168)	204,255
Net change in unrealized appreciation/depreciation on investments	(22,451,326)	4,172,754
Net increase/(decrease) in net assets resulting from operations	(11,449,113)	14,677,610

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(12,194,880)	(12,942,505)
From tax return of capital	(14,373,741)	(9,082,869)
Net decrease in net assets from distributions to shareholders	(26,568,621)	(22,025,374)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares, net of offering costs	38,314,287	–
Net increase in net assets from capital share transactions	38,314,287	–
Net Increase/(Decrease) in Net Assets	296,553	(7,347,764)

NET ASSETS:
Beginning of period	199,213,009	206,560,773
End of period	$199,509,562	$199,213,009

Share Transactions:
Shares sold	2,371,081	–
Beginning of period	11,013,787	11,013,787
End of period	13,384,868	11,013,787

See Notes to Financial Statements.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Cash Flows	For the Year Ended June 30, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(11,449,113)
Adjustments to reconcile net decrease in net assets from operations to net Cash used in operating activities:
Purchase of investment securities	(126,530,325)
Proceeds from disposition of long-term investment securities	112,068,922
Net proceeds from short-term investment securities	442,651
Net realized loss from investment securities	652,168
Net change in unrealized depreciation on investment securities	22,451,326
Amortization of premium and accretion of discount on investments	(1,303,841)
Interest only bond amortization	1,016,474
Net realized paydown gain	(1,339,628)
Return of capital from other investment companies	595,490
(Increase)/Decrease in assets:
Interest receivable	(119,425)
Dividends receivable	158,254
Prepaid expenses and other assets	(27,341)
Prepaid offering costs	(152,972)
Increase/(Decrease) in liabilities:
Interest payable on facility loan	(23,892)
Facility loan fee payable	41,246
Payable for shareholder servicing	(67,696)
Payable to Adviser	(7,994)
Payable for fund accounting, administration and transfer agent fees	(82,038)
Payable for audit fees	(5,892)
Payable for custodian fees	124
Payable to Chief Compliance Officer	937
Other accrued expenses	2,042
Net cash used in operating activities	(3,680,523)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash used by facility loan	(8,000,000)
Proceeds from sales of shares, net of offering costs	38,314,287
Cash distributions paid to common shareholders	(26,568,621)
Net cash provided by financing activities	3,745,666

Net increase in cash	65,143

Cash, beginning balance	$34,074
Cash, ending balance	$99,217

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$1,814,704

See Notes to Financial Statements.

Annual Report | June 30, 2020	25

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From tax return of capital
Total distributions
Capital share transactions:
Dilutive effect of rights offering
Common share offering costs charged to paid-in capital
Total capital share transactions
Net increase/(decrease) in net asset value
Net asset value - end of period
Per common share market value - end of period

Total Return based on net asset value(f)

Total Return based on market value(f)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets(h)(i)
Ratio of net investment income to average net assets(c)
Portfolio turnover rate
Facility loan payable (in thousands)
Asset coverage per $1,000 of facility loan payable(k)

See Notes to Financial Statements.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

For the Year Ended June 30, 2020		For the Year Ended June 30, 2019	For the Year Ended June 30, 2018		For the Period Ended June 30, 2017 (a)
$18.09		$18.75	$20.04		$19.60

0.95	(b)	0.94 (c)	1.06	(c)	0.94	(c)
(1.72)		0.40	(0.64)		0.46
(0.77)		1.34	0.42		1.40

(1.11)		(1.18)	(1.40	)(d)	(0.92)
(1.07)		(0.82)	(0.31)		–
(2.18)		(2.00)	(1.71)		(0.92)

(0.22	)(e)	–	–		–
(0.01)		–	–		–
(0.23)		–	–		–
(3.18)		(0.66)	(1.29)		0.44
$14.91		$18.09	$18.75		$20.04
$13.91		$17.06	$17.69		$19.54

(5.31%)		7.78%	2.12%		7.10	%(g)

(6.33%)		8.50%	(0.65%)		2.50	%(g)

$199,510		$199,213	$206,561		$220,768
2.84%		3.16%	2.67%		2.14	%(j)
5.73%		5.17%	5.42%		5.28	%(j)
43%		27%	23%		35	%(g)
$65,500		$73,500	$73,500		$71,500
$4,046		$3,711	$3,811		$4,090

(a)	Commenced operations on September 28, 2016.
(b)	Based on average shares outstanding during the period.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying closed-end funds in which the Fund invests. The ratio does not include net investment income of the closed-end funds in which the Fund invests.
(d)	Includes net realized gain distributions of (0.09)
(e)	Represents the impact of the Fund's rights offering of 2,371,081 shares in December 2019 at a subscription price per share based on a formula. For more details please refer to Note 8 of the Notes to Financial Statements.

See Notes to Financial Statements.

Annual Report | June 30, 2020	27

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

(f)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Total return based on market value does not reflect sales load.
(g)	Not annualized.
(h)	Includes interest expenses of 0.91% for the year ended June 30, 2020, 1.23% for the year ended June 30, 2019, 0.87% for the year ended June 30, 2018 and 0.46% (f) for the period from September 28, 2016 (commencement of operations) through June 30, 2017.
(i)	Does not include expenses of the closed-end funds in which the Fund invests.
(j)	Annualized.
(k)	Calculated by subtracting the Fund's total liabilities (excluding the facility loan and accumulated unpaid interest on facility loan) from the Fund's total assets and dividing by the outstanding facility loan balance.

See Notes to Financial Statements.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2020

1. ORGANIZATION

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) is a closed-end management investment company that was organized as a Maryland corporation on June 22, 2016, and commenced investment operations on September 28, 2016. The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”). The Fund’s sub-adviser is DoubleLine Capital, LP (“Sub-Adviser”). The Fund is a diversified investment company with an investment objective to seek current income and overall total return.

The Fund seeks to achieve its investment objective by allocating its Managed Assets among two principal strategies; under normal market conditions, the Fund may allocate between 10% and 35% of its Managed Assets to the Tactical Closed-End Fund Income Strategy and 65% to 90% of its Managed Assets to the Opportunistic Income Strategy. The Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) 946 – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2020.

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Related Income: The Fund follows industry practice and records security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. Settlement on bank loans transactions may be in excess of seven business days. Interest only stripped mortgage backed securities (“IO Strips”) are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Fund upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Annual Report | June 30, 2020	29

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2020

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Share Valuation: The NAV is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness), by the total number of common shares outstanding.

Federal Income Taxes: The Fund has been treated as, and intends to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its “net capital gain”. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2020

The Fund maintains a level distribution policy. The Fund distributes to shareholders regular monthly cash distributions of its net investment income. In addition, the Fund distributes its net realized capital gains, if any, at least annually.

At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets.

The Board approved the implementation of the level distribution policy to make monthly cash distributions to common shareholders, stated in terms of a rate equal to 12.5 % of the average of the Fund’s NAV per share for the final five trading days of 2018, which amounted to $17.60. The Fund makes monthly distributions to common shareholders set at a level monthly rate of $0.18 per common share.

Previously, the Board approved the adoption of a managed distribution plan in accordance with a Section 19(b) exemptive order whereby the Fund made monthly distributions to common shareholders set at a fixed monthly rate of $0.15 per common share.

The amount of the Fund’s distributions pursuant to the managed distribution plan are not related to the Fund’s performance and, therefore, investors should not make any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution plan. The Board may amend, suspend or terminate the managed distribution plan at any time without notice to shareholders.

3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Annual Report | June 30, 2020	31

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2020

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds and business development company notes, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or Valuation Committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, foreign government bonds and notes, supranationals and foreign agencies, asset backed obligations, non-agency collateralized mortgage obligations, U.S. Government/Agency mortgage backed securities, bank loans, and collateralized loan obligations are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Foreign currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern Time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2020

Short-term investments in fixed income securities, excluding money market funds, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or Valuation Committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the Valuation Committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

Annual Report | June 30, 2020	33

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2020

The following is a summary of the inputs used at June 30, 2020 in valuing the Fund’s assets and liabilities:

		Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$29,336,341	$–	$–	$29,336,341
Business Development
Companies	853,027	–	–	853,027
Common Stocks	–	–	–	–
Business Development
Company Notes	13,979,167	–	–	13,979,167
Foreign Corporate Bonds	–	10,468,697	–	10,468,697
U.S. Corporate Bonds	–	2,232,725	1,991,000	4,223,725
Convertible Corporate Bonds	–	5,540,859	–	5,540,859
Foreign Government Bonds and
Notes, Supranationals and
Foreign Agencies	–	446,200	–	446,200
Bank Loans	–	6,888,505	–	6,888,505
Collateralized Loan Obligations	–	7,660,512	–	7,660,512
Non-Agency Collateralized
Mortgage Obligations	–	57,617,112	–	57,617,112
U.S. Government / Agency
Mortgage Backed Securities	–	118,431,579	–	118,431,579
Short-Term Investments	8,218,880	–	–	8,218,880
Total	$52,387,415	$209,286,189	$1,991,000	$263,664,604

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of June 30, 2019	Accrued Discount/premium	Change in Unrealized Appreciation/Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2020	Net change in unrealized appreciation/ (depreciation)included in the Statements of Operations attributable to Level 3 investments held at June 30, 2020
U.S. Corporate Bonds	$–	$295	$10,086	$1,980,619	$–	$–	$–	$1,991,000	$10,086
	$–	$295	$10,086	$1,980,619	$–	$–	$–	$1,991,000	$10,086

34	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2020

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2020:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range (Weighted Average)
U.S. Corporate Bonds	$1,991,000	Recent transaction	Acquisition cost	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
Acquisition cost	Increase	Decrease

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser serves as the investment adviser to the Fund. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are defined as the total assets of the Fund, including assets attributable to leverage, minus liabilities.

DoubleLine Capital, LP is the investment sub-adviser to the Fund. Under the terms of the sub- advisory agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board, provides or arranges to be provided to the Fund such investment advice as deemed advisable and will furnish or arrange to be furnished a continuous investment program for the portion of assets managed in the Fund consistent with the Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser is obligated to pay the Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of 0.50% of the average daily managed assets of the Fund.

ALPS Fund Services, Inc. (“ALPS”) provides the Fund with fund administration and fund accounting services. As compensation for its services to the Fund, ALPS receives an annual fee based on the Fund’s average daily net assets, subject to certain minimums.

State Street Bank & Trust, Co. serves as the Fund’s custodian.

DST Systems, Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

Annual Report | June 30, 2020	35

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2020

Prior to December 16, 2019, U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services provided fund administration and fund accounting, transfer agent, and custodial services to the Fund.

Officers of the Fund and Directors who are “interested persons” of the Fund or the Adviser receive no salary or fees from the Fund, except the Chief Compliance Officer. Each Director who is not an “interested person” receive a fee of $16,500 per year plus $1,500 per meeting attended. In addition, the lead Independent Director receives $250 annually, the Chair of the Audit Committee receives $500 annually, and the Chair of the Nominating and Corporate Governance Committee receives $250 annually. The Fund reimburses each Director and Officer for his or her travel and other expenses relating to the attendance at such meetings. Certain officers and/or interested directors of the Fund are also officers of the Adviser.

5. FEDERAL INCOME TAXES

It is the Fund’s policy to meet the requirements of the IRC applicable to regulated investment companies, and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gains were recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal years ended June 30, 2020 and June 30, 2019, was as follows:

	June 30, 2020	June 30, 2019
Ordinary Income	$12,194,880	$12,942,505
Return of Capital	14,373,741	9,082,869
Total	$26,568,621	$22,025,374

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended June 30, 2020, certain differences were reclassified. These differences were primarily due to book/tax distribution differences and to the different tax treatment of certain other investments; the amounts reclassified did not affect net assets. The reclassifications were as follows:

Paid-in Capital	Total Distributable Earnings
$(50,121)	$50,121

36	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2020

At June 30, 2020, the components of distributable earnings on a tax basis for the Fund was as follows:

Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
$–	$(3,602,546)	$(23,481,777)	$–	$(27,084,323)

Capital Losses: As of June 30, 2020, the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the IRC and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax pursuant to the IRC. The capital loss carryforwards may be carried forward indefinitely. Capital losses carried forward for the year ended June 30, 2020, were as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term
$67,694	$2,908,933

The Fund has elected to defer to the year ending June 30, 2021, capital losses recognized during the period November 1, 2019 to June 30, 2020, in the amount of $625,919. Capital loss carryforwards used during the year ended June 30, 2020 were $20,545.

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2020, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Cost of investments for income tax purposes	$287,146,381
Gross appreciation on investments (excess of value over tax cost)	7,480,282
Gross depreciation on investments (excess of tax cost over value)	(30,962,059)
Net unrealized depreciation on investments	$(23,481,777)

The difference between book and tax basis unrealized appreciation/(depreciation) for the Fund is primarily attributable to wash sales.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Annual Report | June 30, 2020	37

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2020

6. INVESTMENT TRANSACTIONS

Investment transactions for the year ended June 30, 2020, excluding short-term investments, were as follows:

Purchases	Sales
$125,645,358	$112,173,243

7. REVOLVING CREDIT FACILITY

The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Fund may use leverage through borrowings or the issuance of preferred stock, in an aggregate amount of up to 33 1/3% of the Fund’s Total Assets immediately after such borrowings or issuance.

On December 16, 2016, the Fund entered into a $75,000,000 secured, revolving, evergreen credit facility with U.S. Bank National Association (“U.S. Bank”). The Fund incurred a $75,000 administrative fee upon entering into the credit facility. The credit facility has a variable annual interest rate equal to one-month LIBOR plus 0.95 percent. The credit facility will accrue a commitment fee equal to an annual rate of 0.10 percent on $75,000,000.

The average principal balance and interest rate for the period during which the credit facility was utilized for the year ended June 30, 2020 was approximately $70,822,404 and 2.62%, respectively. At June 30, 2020 the principal balance outstanding was $65,500,000 at an interest rate of 1.20%. Securities that have been pledged as collateral for the borrowings are indicated in the Schedule of Investments.

8. CAPITAL SHARE TRANSACTIONS

The Fund’s authorized capital stock consists of 50,000,000 shares of common stock, $0.0001 par value per share, all of which is initially classified as common shares. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

On November 1, 2019, the Board approved a rights offering to participating shareholders of record as of November 12, 2019 (the “Record Date”) who were allowed to subscribe for new common shares of the Fund (the “Primary Subscription”). Record Date Shareholders received one right for each common share held on the Record Date ("Right"). For every three Rights held, a holder of the Rights was entitled to buy one new common share of the Fund. Record Date Shareholders who fully exercised all Rights initially issued to them in the Primary Subscription were entitled to buy those common shares that were not purchased by other Record Date Shareholders. The Fund issued 2,371,081 new shares of common stock as a result of the rights offering which closed on December 10, 2019 (the “Expiration Date”). The subscription price of $16.21 per share was established on the Expiration Date, which represented 92.5% of the reported net asset value on the Expiration Date. The offering costs of $120,935 were charged to paid-in-capital upon the exercise of the rights.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Notes to Financial Statements	June 30, 2020

The Fund has issued and outstanding 13,384,868 shares for the year ended June 30, 2020.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Automatic Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

9. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

10. ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – changes to the Disclosure Requirements for Fair Value Measurements, which amended guidance on the disclosure requirements for fair value measurement. The update to Topic 820 includes added, eliminated, and modified disclosure requirements for investments measured at fair value. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The impact of the amended guidance on the Fund was the removal of the requirements to disclose (a) amounts of and reasons for transfers between Level 1 and 2 fair value measurements, (b) the valuation process for Level 3 fair value measurements, and (c) the policy for timing of transfers between levels. Management has evaluated the impact of this ASU and has adopted eliminated and modified disclosures.

11. SUBSEQUENT EVENTS

Subsequent to June 30, 2020, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 16, 2020	July 17, 2020	July 31, 2020	$0.18
August 13, 2020	August 14, 2020	August 31, 2020	$0.18

On August 13, 2020, the Fund announced that the Board of Directors has authorized and set the terms of a rights offering to the Fund's stockholders, made pursuant to the Fund's currently effective shelf registration statement. In this rights offering, the Fund will issue a transferable subscription right to its stockholders of record as of September 3, 2020. For every three rights held, a holder of the rights may buy one share of common stock in the Fund, at a price equal to 95% of the market price per share or 92.5% of the reported net asset value, whichever is higher on the expiration date of October 1, 2020.

Annual Report | June 30, 2020	39

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Report of Independent Registered Public Accounting Firm	June 30, 2020

To the Shareholders and Board of Directors of

RiverNorth/Doubleline Strategic Opportunity Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (the “Fund”) as of June 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 28, 2020

40	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Dividend Reinvestment Plan	June 30, 2020 (Unaudited)

The Fund has an automatic dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares. Reinvested Dividends will increase the Fund’s Managed Assets on which the management fee is payable to the Adviser (and by the Adviser to the Sub-Adviser).

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date.

Annual Report | June 30, 2020	41

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Dividend Reinvestment Plan	June 30, 2020 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Additional Information	June 30, 2020 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1)  calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the SEC on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Part F of Form N-PORT. The Fund’s first and third fiscal quarters end of September 30 and March 31. The Form N-PORT filing must be filed within 60 days of the end of the quarter. The Fund's Form N-PORT (and its predecessor Form, Form N-Q) are available on the SEC's website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-848-7569.

STOCKHOLDER MEETING RESULTS

On December 16, 2019, the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Directors of the Fund to a three-year term to expire at the Fund’s 2022 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

Election of J. Wayne Hutchens as a Director of the Fund to a three-year term to expire at the Fund’s 2022 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	8,317,184	94.40%
Withheld	493,352	5.60%
Total	8,810,536	100.00%

Election of David M. Swanson as a Director of the Fund to a three-year term to expire at the Fund’s 2022 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	8,313,720	94.36%
Withheld	496,816	5.64%
Total	8,810,536	100.00%

Annual Report | June 30, 2020	43

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Additional Information	June 30, 2020 (Unaudited)

UNAUDITED TAX INFORMATION

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2019, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth/DoubleLine Strategic Opportunity Fund	0.00%	0.72%

In early 2020, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2019 via Form 1099. The Fund will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report dated June 30, 2019 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objectives

There have been no changes in the Fund’s investment objectives since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is current income and overall total return.

Principal Investment Strategies and Policies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

The Fund seeks to achieve its investment objective by allocating its Managed Assets between the two principal strategies described below. The Adviser determines the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. Under normal market conditions, the Fund may allocate between 10% and 35% of its Managed Assets to the Tactical Closed-End Fund Income Strategy (as described below) and 65% to 90% of its Managed Assets to the Opportunistic Income Strategy (as described below).

Tactical Closed-End Fund Income Strategy (10%-35% of Managed Assets). This strategy seeks to (i) generate returns through investments in closed-end funds, exchange-traded funds (“ETFs”) and business development companies (“BDCs,” and, together with the Fund’s investments in closed-end funds and ETFs, the “Underlying Funds”) that invest primarily in income-producing securities, and (ii) derive value from the discount and premium spreads associated with closed-end funds. All Underlying Funds in which the Fund invests are registered under the Securities Act of 1933, as amended (the “Securities Act”).

Under normal market conditions: (i) no more than 20% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in “equity” Underlying Funds; (ii) no more than 60% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in below investment grade (also known as “high yield” and “junk”) and “senior loan” Underlying Funds; and (iii) no more than 25% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in “emerging market income” Underlying Funds. The Fund will also limit its investments in closed-end funds (including BDCs) that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy. The Fund will not invest in inverse ETFs or leveraged ETFs. The types of Underlying Funds referenced in this paragraph are categorized in accordance with the fund categories established and maintained by Morningstar, Inc. The investment parameters stated above (and elsewhere in this disclosure) apply only at the time of purchase. The Fund’s shareholders indirectly bear the expenses, including the management fees, of the Underlying Funds.

Annual Report | June 30, 2020	45

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

The Underlying Funds in which the Adviser seeks to invest will generally focus on a broad range of fixed income securities or sectors, including Underlying Funds that invest in the following securities or sectors: convertible securities, preferred stocks, high yield securities, exchange-traded notes, structured notes, dividend strategies, covered call option strategies, real estate-related investments, energy, utility and other income-oriented strategies. In addition, the Fund may invest directly in debt securities issued by certain credit-oriented, unlisted Underlying Funds, including BDCs, identified by the Adviser in its due diligence process (“Private Debt”). The Adviser believes investments in Private Debt can provide the Fund with the opportunity to obtain more favorable terms than similar publicly traded debt investments with similar risk profiles.

The Fund may invest in Underlying Funds that invest in securities that are rated below investment grade, including those receiving the lowest ratings from S&P® Global Ratings Services (“S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), or Moody’s Investor Services, Inc. (“Moody’s”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser or Subadviser (as defined below) to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. Below investment grade securities are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default.

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds and other portfolio securities; however, the Fund may at times establish hedging positions. Hedging positions may include short sales and derivatives, such as options, futures and swaps (“Hedging Positions”). Under normal market conditions, no more than 30% of the Fund’s Managed Assets is in Hedging Positions (as determined based on the market value of such Hedging Positions).

A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. The Fund will not engage in any short sales of securities issued by closed-end funds and BDCs. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

Under the Tactical Closed-End Fund Income Strategy, the Fund also may attempt to enhance the return on the cash portion of its portfolio by investing in total return swap agreements. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own net asset value or any other reference asset that the Adviser chooses as the underlying asset in a total return swap. The Fund will limit the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets. Using the Fund’s own net asset value as the underlying asset in the total return swap serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. This type of total return swap would provide the Fund with a return based on its net asset value. Like any total return swap, the Fund would be subject to counterparty risk and the risk that its own net asset value declines in value.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Opportunistic Income Strategy (65%-90% of Managed Assets). This strategy seeks to generate attractive risk-adjusted returns through investments in fixed income instruments and other investments, including agency and non-agency residential mortgage-backed and other asset-backed securities, corporate bonds, municipal bonds, and real estate investment trusts (“REITs”). At least 50% of the Managed Assets allocated to this strategy is invested in mortgage-backed securities.

Under this strategy, the Fund may invest in securities of any credit quality, including, without limit, securities that are rated below investment grade, except that the Fund invests at least 20% of the Managed Assets allocated to this strategy in securities rated investment grade (or unrated securities judged by the Subadviser to be of comparable quality). In addition, the Subadviser does not currently expect that the Fund will invest more than 15% of the Managed Assets allocated to this strategy in corporate debt securities (excluding mortgage-backed securities) or sovereign debt instruments rated below B- by Moody’s and below B3 by S&P or Fitch (or unrated securities determined by the Subadviser to be of comparable quality). The Fund’s investments in below investment grade securities under this strategy may include securities receiving the lowest ratings from S&P (i.e., D-), Fitch (i.e., D-) or Moody’s (i.e., C3), or comparably rated by another NRSRO or, if unrated, determined by the Adviser or Subadviser to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. Below investment grade securities are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default.

The Fund invests no more than 20% of its Managed Assets allocated to the Opportunistic Income Strategy in non-U.S. investments, including emerging market investments.

Investments under the Opportunistic Income Strategy may include, without limitation as to the Fund’s Managed Assets allocated to this strategy, mortgage-backed securities, including agency and non-agency residential mortgage-backed securities (“RMBS”). These RMBS investments have undergone extreme volatility over the past several years, driven primarily by high default rates and the securities being downgraded to “junk” status.

Annual Report | June 30, 2020	47

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Investments under the Opportunistic Income Strategy may include mortgage- or asset-backed securities of any kind, including, by way of example, mortgage- or asset-related securities not subject to the credit support of the U.S. Government or any agency or instrumentality of the U.S. Government, including obligations backed or supported by sub-prime mortgages, which are subject to certain special risks.

Mortgage- or asset-backed securities may include, among other things, securities issued or guaranteed by the United States Government, its agencies, or its instrumentalities or sponsored corporations, or securities of domestic or foreign private issuers. Mortgage- or asset-backed securities may be issued or guaranteed by banks or other financial institutions, special-purpose vehicles established for such purpose, or private issuers, or by government agencies or instrumentalities. Privately issued mortgage-backed securities include any mortgage-backed security other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages. Mortgage-backed securities include, but are not limited to, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs, mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, collateralized debt obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), and securitizations of various receivables, including, for example, credit card and automobile finance receivables. Certain mortgage-backed securities in which the Fund may invest may represent an inverse interest-only class of security for which the holders are entitled to receive no payments of principal and are entitled only to receive interest at a rate that will vary inversely with a specified index or reference rate, or a multiple thereof.

The Fund may purchase other types of debt securities and other income-producing investments of any kind, including, by way of example, U.S. Government securities; debt securities issued by domestic or foreign corporations; obligations of foreign sovereigns or their agencies or instrumentalities; equity, mortgage, or hybrid REIT securities; bank loans (including, among others, participations, assignments, senior loans, delayed funding loans and revolving credit facilities); municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash and short-term investments. There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when the Adviser or Subadviser believes investment considerations warrant such action.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. The Fund’s investment objective and certain investment restrictions specifically identified as such in the Fund’s Statement of Additional Information are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which includes common shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.

Use of Leverage

The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. The Adviser determines whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. The Fund has entered into a revolving, evergreen credit facility with U.S. Bank National Association (the “USB Facility”). The Fund’s common shares are junior in liquidation and distribution rights to amounts owed pursuant to the credit facility. The Fund currently anticipates that it could also obtain leverage through the use of reverse repurchase agreements. To date, the Fund has not issued any Preferred Shares or debt securities.

Issuance of common shares will enable the Fund to increase the aggregate amount of its leverage. The Fund may achieve such increase in leverage through additional borrowings and/or the issuance of Preferred Shares and/or debt securities. However, there is no assurance that the Fund will increase the amount of its leverage or utilize leverage in addition to the credit facility or that, if additional leverage is utilized, it will be successful in enhancing the level of the Fund’s current distributions. It is possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase its leverage after the issuance of additional common shares, there could be an adverse impact on the return to common shareholders. In addition, to the extent additional leverage is utilized, the Fund may consequently be subject to certain financial covenants and restrictions that are not currently imposed on the Fund. The Fund’s common shares are likely to be junior in liquidation and distribution rights to amounts owed pursuant to any additional leverage instruments that may be utilized by the Fund in the future.

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. For example, under the agreement for the USB Facility, the Fund may be restricted from issuing senior securities representing indebtedness to an amount that could be less than what it might otherwise be permitted to issue under the 1940 Act.

Notwithstanding the limits discussed above, the Fund may enter into derivatives or other transactions (e.g., reverse repurchase agreements and total return swaps) that may provide leverage (other than through borrowings or the issuance of Preferred Shares), but which are not subject to the foregoing limitation if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable Securities and Exchange Commission (“SEC”) regulations and interpretations to cover its obligations under those transactions and instruments. These additional transactions will not cause the Fund to pay higher advisory or administration fee rates than it would pay in the absence of such transactions. However, these transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund.

Annual Report | June 30, 2020	49

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. The use of leverage magnifies gains and losses to common shareholders. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the common shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the preferred shares. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem shares, from time to time, to maintain coverage of any preferred shares of at least 200%. Normally, common shareholders will elect the directors of the Fund except that the holders of any preferred shares will elect two directors. In the event the Fund failed to pay dividends on its preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the directors until the dividends are paid.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Fund under the foregoing limitation; however, under certain circumstances in which the Fund does not establish and maintain such segregated account, or earmark such assets on its books and records, such reverse repurchase agreement is considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks as leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. The Fund’s use of leverage through reverse repurchase agreements is subject to the Fund’s policy with respect to the use of leverage.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Effects of Leverage. The aggregate principal amount of borrowings under the USB Facility represented approximately 25% of Managed Assets as of June 30, 2020. Asset coverage with respect to borrowings under the USB Facility was 405% and the Fund had $9,500,000 in unutilized funds available for borrowing under the USB Facility as of that date. The borrowing rate under the USB Facility is equal to one-month LIBOR plus 0.95%. In addition, under the USB Facility, the Fund pays a commitment fee equal to an annual rate of 0.10% on $75,000,000. The Fund incurred a $75,000 administrative fee upon entering in to the USB Facility in 2016. As of June 30, 2020, total annual interest rate, including the commitment fee rate, was 1.31% of the principal amount outstanding or 0.43% of the Fund’s net assets attributable to common shares.

Assuming that the Fund’s leverage costs remain as described above (at an assumed annual cost of 1.31% of the principal amount outstanding, equal to the the total annual interest rate, plus the commitment fee rate as of June 30, 2020), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.32%.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on common shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 25% of the Fund’s Managed Assets and the Fund’s assumed annual leverage interest and fee rate of 1.31%.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-13.69%	-7.06%	-0.43%	6.20%	12.83%

Total return is composed of two elements—the dividends on common shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser (and from the Adviser to the Subadviser) for investment management services (and subadvisory services) is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and common shareholders, on the other. Also, because the leverage costs are borne by the Fund at a specified interest rate, only the Fund’s common shareholders bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Annual Report | June 30, 2020	51

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Risk Factors

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the Common Shares of the Fund should not be considered a complete investment program.

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Investment-Related Risks:

With the exception of underlying fund risk (and except as otherwise noted below), the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in Underlying Funds. That being said, each risk described below may not apply to each Underlying Fund.

Investment and Market Risks. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Fund or the Underlying Funds, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the net asset value of the Fund or the Underlying Funds. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets. An investment in the Fund may at any point in time be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risks. The Adviser’s and the Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or the Subadviser’s judgment, as applicable, will produce the desired results.

Fixed Income Securities Risks. The Fund and the Underlying Funds may invest in fixed income securities. Fixed income securities generally represent the obligation of an issuer to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s or an Underlying Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk” bonds. The Fund and the Underlying Funds may invest in fixed income securities of any credit quality, maturity or duration. Fixed income securities risks include components of the following additional risks (in addition to those described elsewhere):

52	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage, reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets. Changes in an issuer’s credit ratings or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to a fund. The Fund and the Underlying Funds in which it invests may invest in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities/Junk Bond Risk. The Fund and the Underlying Funds may invest in high yield securities, also known as “junk bonds.” High yield securities are not considered to be investment grade. High yield securities may provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of a fund to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

Interest Rate Risk. The Fund’s or an Underlying Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s or an Underlying Fund’s investments generally will decline. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. In addition, this rise in interest rates may negatively impact the Fund’s or the Underlying Fund’s future income relating to leverage, as the Fund will be required to earn more income on its investments to recoup any increased costs of leverage.

The Fund’s and the Underlying Funds’ investments, interest payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”). On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies.

Annual Report | June 30, 2020	53

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Mortgage-Backed Securities Risks. Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The Fund invests in mortgage-backed securities and is subject to the following risks:

Credit and Market Risks of Mortgage-Backed Securities. The mortgage loans or the guarantees underlying mortgage-backed securities may default or otherwise fail leading to non-payment of interest and principal.

Prepayment and Extension Risk of Mortgage-Backed Securities: In times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund will have to replace them with securities having a lower yield. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Illiquidity Risk of Mortgage-Backed Securities and Mortgage Markets. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market. The mortgage markets are facing additional economic pressures such as the devaluation of the underlying collateral, increased loan underwriting standards which limits the number of real estate purchasers, and excess supply of properties in certain geographic regions, which puts additional downward pressure on the value of real estate in these regions.

Commercial Mortgage-Backed Securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities, which utilize estimates of future economic conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. CMOs issued by private entities are not guaranteed by any government agency; if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Residual and Equity Tranches. Investments in lower tranches of a mortgage-related security are especially sensitive to the rate of defaults in the collateral pool. The Fund’s exposure to lower tranches of non-agency mortgage-backed securities may be greater than those set out in the Fund’s investment limits as a result of any investments in such securities by the Underlying Funds in which the Fund invests.

Adjustable Rate Mortgages. Adjustable rate mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities.

Interest and Principal Only Securities Risk. The Fund may invest in “stripped mortgage- backed securities,” which pay to one class all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Mortgage Market/Sub-Prime Risk. The residential mortgage market in the United States has experienced difficulties that, when present, may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime loans, which refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans, and second-lien mortgage loans), and a decline in or flattening of housing values (as has been experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. During periods of market difficulties reduced investor demand and increased investor yield requirements have at times caused limited liquidity in the secondary market for mortgage-related securities, reducing the value of such securities.

Corporate Debt Securities Risk. The Fund and Underlying Funds may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment, meaning that issuers might not make payments on subordinated securities while continuing to make payments on senior securities or, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Annual Report | June 30, 2020	55

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Credit and Below Investment Grade Securities Risks. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it and the Underlying Funds may invest in below investment grade securities (“junk” and “high yield” securities). Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

Tactical Municipal Closed-End Fund Strategy Risk. The Fund invests in closed-end funds as a principal part of the Tactical Municipal Closed-End Fund Strategy. The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease.

In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed- end funds, thereby adversely affecting the NAV of the Fund’s Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

The Fund may invest in BDCs as a principal part of the Tactical Closed-End Fund Strategy. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Underlying Fund Risks. The expenses of the Fund will generally be higher than the direct expenses of other fund shares because the Fund indirectly bears fees and expenses charged by the Underlying Funds in which it invests, and the Fund may also incur brokerage costs when it purchases shares of Underlying Funds. Additionally, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

The Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests and will be particularly sensitive to the risks associated with each of the Underlying Funds. Shareholders will bear additional layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses, which may be magnified if the Underlying Funds use leverage.

Private Debt Risk. In addition to the general risks of all debt, private debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by public funds. For certain private debt, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, valuation of such debt might be more difficult.

Defaulted and Distressed Securities Risks. The Fund and the Underlying Funds may invest in defaulted and distressed securities. Defaulted or distressed issuers may be insolvent, in bankruptcy or undergoing some other form of financial restructuring. In the event of a default, the Fund or an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, may be delayed, or there may be partial or no recovery of repayment. There is often a time lag between when the Fund and an Underlying Fund makes an investment and when the Fund and the Underlying Fund realizes the value of the investment.

Loan Risk. The Fund or an Underlying Fund’s investment in loans includes the risk that (i) if a fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to the fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and that the fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii)  investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the fund to collect the principal and interest payments on that borrower’s loans or adversely affect the fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan; (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may be more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (ix) the fund’s investments in loans may be subject to increased liquidity and valuation risks, risks associated with collateral impairment or access, and risks associated with investing in unsecured loans; (x) opportunities to invest in loans or certain types of loans, such as senior loans, may be limited; (xi) transactions in loans may settle on a delayed basis, and the fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

Annual Report | June 30, 2020	57

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Asset-Backed Securities Risk. An investment in asset-backed securities involves the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of assets (tangible or intangible) underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund.

Illiquid Securities Risks. The Fund and the Underlying Funds may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund. Illiquid securities also may be difficult to value or be more volatile investments.

Micro-, Small- and Medium-Sized Company Risks. The Fund, and the Underlying Funds in which it invests, may invest in securities without regard to market capitalization. Investments in securities of micro-, small- and medium-sized companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies also often trade in lower volumes, have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Since these stocks are often less well known, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Micro-, small- and medium-sized companies’ performance can be more volatile and the companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. The risks are intensified for investments in micro-cap companies.

Collateralized Debt Obligations Risk. The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations and other CDOs are privately offered and may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser or Subadviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

REIT Risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The value of equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. By investing in REITs directly or indirectly through the Underlying Funds, the Fund indirectly bears its proportionate share of the expenses of the REITs, which are not included in the Fund’s expense table as acquired fund fees and expenses.

Equity Securities Risk. Underlying Funds may invest in equity securities, which are subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Underlying Funds have exposure. Equity securities typically have greater price volatility than fixed-income securities. The market price of equity securities owned by Underlying Funds may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Preferred Stock Risk. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on U.S. preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Declining common stock values may also cause the value of the Fund’s investments in preferred stocks to decline.

Warrants Risks. The Fund and the Underlying Funds may invest in warrants. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Annual Report | June 30, 2020	59

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Derivatives Risks. The Fund and the Underlying Funds may enter into derivatives which have risks different from those associated with the Fund’s other investments. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund or an Underlying Fund. The Fund or an Underlying Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. Except with respect to the Fund’s investments in total return swaps, the Fund expects its use of derivative instruments will be for hedging purposes. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. The Fund and the Underlying Funds also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund or an Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Options and Futures Risks. Options and futures contracts may be more volatile than investments made directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund may not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, it will tend to limit any potential gain to a fund that might result from an increase in value of the position.

Swap Risks. The Fund and the Underlying Funds may enter into various swap agreements. Swap agreements are subject to interest rate risks; credit risks; the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. Each of these could cause the Fund to incur losses and fail to obtain its investment objective.

Short Sale Risks. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. Positions in shorted securities are speculative and riskier than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk, will also result in higher transaction costs and may result in higher taxes.

Reverse Repurchase Agreements Risks. The use by the Fund of reverse repurchase agreements involves many of the same risks associated with the Fund’s use of bank borrowings since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase, and that the securities may not be returned to the Fund. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Foreign Investing Risk. Investments in foreign securities may be affected by currency controls and exchange rates, different accounting, auditing, financial reporting, and legal standards and practices; expropriation, changes in tax policy, greater market volatility, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

Currency Risk. To the extent that the Fund invests in securities denominated in, and/or receiving revenues in, foreign currencies, it will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Sovereign Debt Obligation Risk. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Annual Report | June 30, 2020	61

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

U.S. Government Securities Risk. The Fund and the Underlying Funds may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. Some U.S. Government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by the Fund or an Underlying Fund does not imply that the Fund’s or the Underlying Fund’s shares are guaranteed or that the price of the Fund’s or the Underlying Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. Government. If a U.S. Government agency or instrumentality in which the Fund or an Underlying Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s or an Underlying Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. All U.S. Government obligations are subject to interest rate risk.

Municipal Securities Risk. Municipal securities are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal securities may be called or redeemed prior to their stated maturity. Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. In addition, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds and municipal securities may be less liquid than such securities. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of the Fund’s or Underlying Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity and the rating of the issue. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as cost burdens are reallocated among federal, state and local governments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. To the extent that the fixed income portion of the Fund’s portfolio includes structured notes, the Fund may be more volatile. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal.

Rating Agency Risk. Ratings represent an NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Legislation and Regulatory Risks. At any time, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Market Disruption and Geopolitical Risks. The Fund and Underlying Funds may be adversely affected by uncertainties and events around the world, such as terrorism, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. Assets of issuers, including those held in the Fund’s or an Underlying Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism.

Pandemic Risk. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. It is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance. The inclusion of Pandemic Risk under the Risk Factors section is a material change since the prior disclosure date.

Defensive Measures. The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Adviser or Subadviser. During these periods, the Fund may not be pursuing its investment objectives.

Annual Report | June 30, 2020	63

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Structural Risks:

Market Discount. Common stock of closed-end funds frequently trades at a discount from its net asset value. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. This risk would also apply to the Fund’s investments in closed-end funds.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to two different strategies, which could cause the Fund to underperform funds that do not limit their investments to these two strategies during periods when these strategies underperform other types of investments.

Multi-Manager Risk. The Adviser and the Subadviser’s investment styles may not always be complementary, which could adversely affect the performance of the Fund. The Adviser and the Subadviser may, at any time, take positions that in effect may be opposite of positions taken by each other, incurring brokerage and other transaction costs without accomplishing any net investment results. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher trading costs and tax consequences associated with portfolio turnover that may adversely affect the Fund’s performance. Further, if the Subadviser is not retained, Fund performance will become dependent on the Adviser or a new subadviser successfully implementing the municipal bond income strategy, which might have adverse effect on an investment in the Fund.

Asset Allocation Risk. To the extent that the Adviser’s asset allocation between the Fund’s principal investment strategies may fail to produce the intended result, the Fund’s return may suffer. Additionally, the potentially active asset allocation style of the Fund may lead to changing allocations over time and represent a risk to investors who target fixed asset allocations.

Leverage Risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful. Leverage risk would also apply to the Fund’s investments in Underlying Funds to the extent an Underlying Fund uses leverage.

Contingent Conversion Risk. The Fund will bear the costs associated with calling a shareholder meeting for the purpose of voting to determine whether the Fund should convert to an open-end management investment company. In the event of conversion to an open-end management investment company, the shares would cease to be listed on the New York Stock Exchange or other national securities exchange, and such shares would thereafter be redeemable at the Fund’s net asset value at the option of the shareholder, rather than traded in the secondary market at market price, which, for closed-end fund shares, may at times be at a premium to the Fund’s net asset value. Any borrowings (other than borrowings from a bank) or preferred stock of the Fund would need to be repaid or redeemed upon conversion and, accordingly, a portion of the Fund’s portfolio may need to be liquidated, potentially resulting in, among other things, lower current income. In addition, open-end management investment companies may be subject to continuous asset in-flows and out-flows that can complicate portfolio management and limit the Fund’s ability to make certain types of investments. As a result, the Fund may incur increased expenses and may be required to sell portfolio securities at inopportune times in order to accommodate such flows.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

Potential Conflicts of Interest Risk. The Adviser and the Subadviser each manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund, and, as a result may face conflict of interests regarding the implementation of the Fund’s strategy and allocation between funds and accounts. This may limit the Fund’s ability to take full advantage of the investment opportunity or affect the market price of the investment. Each party may also have incentives to favor one account over another due to different fees paid to such accounts. While each party has adopted policies and procedures that address these potential conflicts of interest, there is no guarantee that the policies will be successful in mitigating the conflicts of interest that arise. In addition, the Fund’s use of leverage will increase the amount of the fees paid to the Adviser and Subadviser, creating a financial incentive to for the Adviser to leverage the Fund.

Stockholder Activism. The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements. These provisions could deprive the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.

Risks Associated with Additional Offerings. There are risks associated with offerings of additional common or preferred shares of the Fund. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Fund’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Fund’s Shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Annual Report | June 30, 2020	65

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2020 (Unaudited)

In the event any additional series of fixed rate preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares. During an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value.

There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of shares and preferred shares). Shareholders who do not exercise their rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. In addition to the economic dilution described above, if a shareholder does not exercise all of their Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the Rights offering.

There is a risk that changes in market conditions may result in the underlying common shares or preferred shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the rights, the number of shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities. Rights issued by the Fund may be transferable or non-transferable rights.

Secondary Market for the Common Shares. The issuance of shares of the Fund through the Fund’s dividend reinvestment plan (“Plan“) may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the Common Shares. When the shares are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding shares resulting from these offerings may put downward pressure on the market price for such shares.

Portfolio Manager Information

There have been no changes in the Fund’s portfolio managers or background since the prior disclosure date.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2020 (Unaudited)

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the Investment Company of 1940 Act, as amended ("1940 Act").

INDEPENDENT DIRECTORS
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2021. Has served since 2016.	Managing Partner, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015); Business Unit Head, Transamerica Asset Management (2006 to 2012).	9	RiverNorth Opportunities Fund, Inc. (2013 to present); RiverNorth Managed Duration Municipal Income Fund Inc. (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present); Carillon Mutual Funds (12 funds) (2016 to present); RiverNorth Specialty Finance Corporation (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present).

Annual Report | June 30, 2020	67

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2020 (Unaudited)

INDEPENDENT DIRECTORS
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
J. Wayne Hutchens (1944)	Director	Current term expires in 2022. Has served since 2018.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	6	RiverNorth Opportunities Fund, Inc. (2013 to present); RiverNorth Managed Duration Municipal Income Fund Inc. (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present); ALPS Series Trust (9 funds) (2012 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present); RiverNorth Specialty Finance Corporation (2019 to present);

68	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2020 (Unaudited)

INDEPENDENT DIRECTORS
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John S. Oakes (1943)	Director	Current term expires in 2021. Has served since 2016.	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	9	RiverNorth Opportunities Fund, Inc. (2013 to present); RiverNorth Managed Duration Municipal Income Fund Inc. (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present); RiverNorth Specialty Finance Corporation (2016 to present); RiverNorth Funds (3 funds) (2010 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present).

Annual Report | June 30, 2020	69

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2020 (Unaudited)

INDEPENDENT DIRECTORS
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
David M. Swanson (1957)	Director	Current term expires in 2022. Has served since 2018.	Founder & Managing Partner of SwanDog Strategic Marketing since 2006, Executive Vice President of Calamos Investments (April 2004 to March 2006), Chief Operating Officer of Van Kampen Investments (October 2002 to April 2004), and Managing Director of Morgan Stanley (February 2000 to April 2004).	9	RiverNorth Opportunities Fund, Inc. (2013 to present); RiverNorth Managed Duration Municipal Income Fund Inc. (2019 to present); RiverNorth Specialty Finance Corporation (2018 to present); RiverNorth Funds (3 funds) (2018 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present); Managed Portfolio Series (38 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present).

[1]	The mailing address of each Director is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., and RiverNorth Specialty Finance Corporation.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2020 (Unaudited)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

INTERESTED DIRECTORS AND OFFICERS
Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Director	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	Director, Chairman and President	Current term expires in 2020. Has served since 2016.	Chief Executive Officer, RiverNorth Capital Management, LLC (Since 2020); Chief Investment Officer, RiverNorth Capital Management, LLC (Since 2004); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	9	Board of Managers RiverNorth Capital Management, LLC (2010 to present); Board of Directors RiverNorth Holdings, Co. (2010 to present); RiverNorth Managed Duration Municipal Income Fund Inc. (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present); RiverNorth Specialty Finance Corporation (2016 to present); RiverNorth Funds (3 funds) (2006 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2019 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present).

Annual Report | June 30, 2020	71

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2020 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS
Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Director	Other Directorships Held by the Director During the Past 5 Years
Jerry R. Raio (1964)[4]	Director	Current term expires in 2020. Has served since 2018.	Head of Capital Markets, ClickIPO (Since 2018); President, Arbor Lane Advisors, Inc. (Since 2018); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	6	Board of Managers RiverNorth Capital Management, LLC (2010 to present); Board of Directors RiverNorth Holdings, Co. (2010 to present); RiverNorth Managed Duration Municipal Income Fund Inc. (2019 to present); RiverNorth Specialty Finance Corporation (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present).

72	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Directors and Officers	June 30, 2020 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS
Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Director	Other Directorships Held by the Director During the Past 5 Years
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite. Has served since 2018.	President, RiverNorth Capital Management, LLC (Since 2020); Chief Operating Officer, RiverNorth Capital Management, LLC (Since 2011).	N/A	Board of Managers RiverNorth Capital Management, LLC (2010 to present) and Board of Directors RiverNorth Holdings, Co. (2010 to present).
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite. Has served since 2018.	General Counsel, RiverNorth Capital Management, LLC (Since 2012); Chief Compliance Officer, RiverNorth Capital Management, LLC (Since 2012).	N/A	N/A

[1]	The mailing address of each Director and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., and RiverNorth Specialty Finance Corporation.

[3]	Patrick W. Galley is considered an “Interested” Director as defined in the 1940 Act, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund’s investment adviser.

[4]	Jerry R. Raio is considered an “Interested” Director as defined in the 1940 Act, as amended, because of his prior position as Managing Director- Head of Retail Origination at Wells Fargo, which has served as a broker and principal underwriter for other Funds advised by the Adviser.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

Annual Report | June 30, 2020	73

Board of Directors

Patrick W. Galley, CFA, Chairman

John K. Carter

John S. Oakes

J. Wayne Hutchens

David M. Swanson

Jerry R. Raio

Investment Adviser

RiverNorth Capital Management, LLC

Sub Adviser

DoubleLine Capital LP

Fund Administrator

ALPS Fund Services, Inc.

Transfer Agent and

Dividend Disbursing Agent

DST Systems, Inc.

Custodian

State Street Bank and Trust Company

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

RiverNorth Capital Management, LLC

325 N. LaSalle Street, Suite 645

Chicago, IL 60654

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Distributors, Inc., a FINRA member.

This report is provided for the general information of the shareholders of the RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended June 30, 2020 and June 30, 2019 the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,500 and $26,000, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended June 30, 2020 and June 30, 2019, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $3,134 and $0, respectively.

(c)	Tax Fees: For the registrant’s fiscal years ended June 30, 2020 and June 30, 2019, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $5,000 and $5,000, respectively. This fee is comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the registrant’s fiscal years ended June 30, 2020 and June 30, 2019, the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2020 and June 30, 2019 were $0 and $0, respectively. For the fiscal years ended June 30, 2020 and June 30, 2019, Cohen did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

John S. Oakes

David M. Swanson

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 13(c), is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

RiverNorth Capital Management LLC (the “Adviser”)

Patrick W. Galley, CFA is a co-portfolio manager of the Tactical Closed-End Fund Income Strategy for the Fund. Mr. Galley is the Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is a co-portfolio manager of the Tactical Closed-End Fund Income Strategy for the Fund. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth Capital in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

DoubleLine® Capital LP (the “Subadviser”)

Jeffrey E. Gundlach is a co-portfolio manager of the Opportunistic Income Strategy for the Fund. Mr. Gundlach is the founder, Chief Executive Officer and Chief Investment Officer of the Subadviser. He is also the Chairman of the Subadviser’s Fixed Income Asset Allocation Committee. Mr. Gundlach is a graduate of Dartmouth College, summa cum laude, with degrees in Mathematics and Philosophy. He attended Yale University as a Ph.D. candidate in Mathematics.

Jeffrey J. Sherman is a co-portfolio manager of the Opportunistic Income Strategy for the Fund Mr. Sherman joined the Subadviser in December 2009. He is the Deputy Chief Investment Officer, participates on the Fixed Income Asset Allocation Committee and is a portfolio manager for derivative-based and multi-asset strategies. Mr. Sherman was previously a statistics and mathematics instructor at both the University of the Pacific and Florida State University. Mr. Sherman holds a B.S. in Applied Mathematics from the University of the Pacific and a M.S. in Financial Engineering from the Claremont Graduate University. He is a CFA charterholder.

(a)(2) As of July 30, 2020, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Number of Other Accounts Managed and Assets by Account Type As of July 30, 2020
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance- Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance- Based Advisory Fees
Patrick Galley	12 $3.446 Billion	0 $0	4 $597 million	4 $597 Million	2 $27.95 million	2 $27.95 million
Steve O'Neill	11 $3.303 Billion	0 $0	4 $597 Million	4 $597 Million	2 $27.95 million	2 $27.95 million
Jeffrey E. Gundlach	37 $94.482 Billion	0 $0	18 $8.136 Billion	2 $2.229 Billion	73 $25.807 Billion	2 $1.008 Billion
Jeffrey J. Sherman	25 $38.322 Billion	0 $0	8 $2.703 Billion	0 $0	18 $10.231 Billion	0 $0

(a)(3) Compensation of Portfolio Managers and Material Conflicts of Interest

Adviser Compensation

Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to Mr. Galley and Mr. O’Neill are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts. The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of the Adviser’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser.

Subadviser Compensation

Mr. Gundlach’s and Mr. Sherman’s total compensation is determined by the Subadviser. The overall objective of the compensation program for portfolio managers employed by the Subadviser is for the Subadviser to attract competent and expert investment professionals and to retain them over the long term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the Subadviser’s portfolio managers for their contribution to the success of their clients and the Subadviser. The Subadviser portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Subadviser.

●	Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio managers’ compensation.

●	Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

●	Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Subadviser, through direct ownership interests in the Subadviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Subadviser as a whole. Participation is generally determined in the discretion of the Subadviser, taking into account factors relevant to the portfolio manager’s contribution to the success of Subadviser.

●	Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Subadviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Subadviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

●	Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Subadviser’s leadership criteria.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser or Subadviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although the portfolio manager generally does not trade securities in his or her own personal account, the Adviser, the Subadviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser or Subadviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or Subadviser or result in the Adviser or Subadviser receiving material, non-public information, or the Adviser or Subadviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser or Subadviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser and Subadviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser or Subadviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

The Adviser and Subadviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliate

(a)(4) Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of June 30, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	$100,001-$500,000
Stephen A. O’Neill	$100,001-$500,000
Jeffrey E. Gundlach	$0
Jeffrey J. Sherman	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 8, 2020

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer and Chief Financial Officer

Date:	September 8, 2020